1933 Act/Rule 497(e)

March 14, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Virtus Equity Trust File Nos. 002-16590 and 811-00945

To The Commission Staff:

On behalf of Virtus Equity Trust (the “Trust” or “Registrant”), transmitted herewith for filing under Rule 497(e) under the Securities Act of 1933 and the Investment Company Act of 1940, are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus for Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund and Virtus Strategic Growth Fund (the “Funds”) as filed under Rule 497(e) on March 10, 2014. The purpose of this filing is to submit the 497(e) filing dated March 10, 2014 in XBRL for the Funds.

Please contact Ann Flood at (860) 263-4746 or the undersigned at (860) 263-4791 if you have any questions concerning this filing.

Very truly yours,

/s/ Kevin J. Carr

Kevin J. Carr

cc: Ann Flood